UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

SEALED AIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12139	65-0654331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte	North Carolina	28208
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (980)-221-3235
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	SEE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
Sealed Air Corporation (the “Company”) held its Annual Meeting on May 18, 2023. The holders of a total of 131,826,430 shares of our common stock were present in person or by proxy at the Annual Meeting, representing approximately 91.3% of the voting power entitled to vote at the Annual Meeting. Each share of common stock was entitled to one vote on each matter before the meeting. The matters considered and voted on by the stockholders at the Annual Meeting and the vote of the stockholders were as follows:

1.The stockholders elected the entire Board of Directors, each of whom holds office until a successor is elected and qualified or until his or her earlier resignation or removal, by the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Elizabeth M. Adefioye	121,388,716	1,426,846	732,990	8,277,878
Zubaid Ahmad	121,241,795	1,502,692	804,065	8,277,878
Kevin C. Berryman	122,087,709	688,606	772,237	8,277,878
Françoise Colpron	120,417,547	2,431,187	699,818	8,277,878
Edward L. Doheny II	121,928,095	895,013	725,444	8,277,878
Clay M. Johnson	122,067,140	641,631	839,781	8,277,878
Henry R. Keizer	120,706,746	2,080,309	761,497	8,277,878
Harry A. Lawton III	121,453,682	1,363,079	731,791	8,277,878
Suzanne B. Rowland	121,358,587	1,432,373	757,592	8,277,878

2.The stockholders ratified the appointment of PricewaterhouseCoopers LLP as our independent auditor for the fiscal year ending December 31, 2023 by the following vote:

For	Against	Abstain	Broker Non-Votes
130,523,670	669,710	633,050	—
3.The stockholders approved, on a non-binding advisory basis, the executive compensation as disclosed in the Proxy Statement by the following vote:

For	Against	Abstain	Broker Non-Votes
116,058,116	6,606,924	883,512	8,277,878
4.The stockholders approved, on a non-binding advisory basis, an annual advisory vote of stockholders on executive compensation by the following vote:

	One Year	Two Years	Three Years	Abstain	Broker Non-Votes
Frequency for Vote on Executive Compensation	120,505,202	530,808	1,893,955	618,587	8,277,878
In light of the results of the advisory vote on the frequency of future advisory votes on executive compensation and consistent with the recommendation of the Company’s Board of Directors to stockholders in the proxy statement, the Company’s Board of Directors has determined that the Company will hold an annual advisory vote on executive compensation until the next required stockholder vote on the frequency of such votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Angel S. Willis
	Name:	Angel S. Willis
	Title:	Vice President, General Counsel and Secretary
(Duly Authorized Officer)
Date: May 22, 2023